                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                     SCHEDULE 13D

                      UNDER THE SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO. _____________)*

                               THE MIDDLEBY CORPORATION
--------------------------------------------------------------------------------
                                   (Name of Issuer)

                        Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
                            (Title of Class of Securities)

                                     872579-10-7
--------------------------------------------------------------------------------
                                    (CUSIP Number)

                                Fredric J. Klink, Esq.
                           Schwartz Klink & Schreiber, P.C.
                666 Third Avenue, New York, NY 10017   (212) 687-8550
--------------------------------------------------------------------------------
     (Name, Address and Telephone Number of Person Authorized to Receive Notices
                                 and Communications)

                                   October 29, 1985
--------------------------------------------------------------------------------
               (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box / /.

Check the following box if a fee is being paid with the statement / /. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

NOTE. Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                     SCHEDULE 13D

-------------------------------                               ------------------
 CUSIP NO.    872579-10-7                                      PAGE 2 OF 5 PAGES
-------------------------------                               ------------------

--------------------------------------------------------------------------------
  1    NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

       William F. Whitman, Jr.

--------------------------------------------------------------------------------
  2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*               (a) / /
                                                                       (b) / /

--------------------------------------------------------------------------------
  3    SEC USE ONLY

--------------------------------------------------------------------------------
  4    SOURCE OF FUNDS*

          PF, SC
--------------------------------------------------------------------------------
  5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) or 2(e)                                                  / /

--------------------------------------------------------------------------------
  6    CITIZENSHIP OR PLACE OF ORGANIZATION

       United States
--------------------------------------------------------------------------------
                  7   SOLE VOTING POWER
  NUMBER OF           697,036
   SHARES        ---------------------------------------------------------------
BENEFICIALLY      8   SHARED VOTING POWER
  OWNED BY
    EACH         ---------------------------------------------------------------
 REPORTING        9   SOLE DISPOSITIVE POWER
   PERSON             697,036
    WITH         ---------------------------------------------------------------
                 10  SHARED DISPOSITIVE POWER

--------------------------------------------------------------------------------
 11              AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                 697,036
--------------------------------------------------------------------------------
 12              CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
                 SHARES*         / /

--------------------------------------------------------------------------------
 13              PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                 36.8
--------------------------------------------------------------------------------
 14              TYPE OF REPORTING PERSON*

                 IN
--------------------------------------------------------------------------------

                        *SEE INSTRUCTIONS BEFORE FILLING OUT!

ITEM 1   SECURITY AND ISSUER.

    Shares of Common Stock, par value $.01 per share, (the "Shares") of The Middleby Corporation, 8300 Austin Avenue, Morton Grove, Illinois 60053.

ITEM 2   IDENTITY AND BACKGROUND.

    (a)  William F. Whitman, Jr.

    (b)  38 Snake Hill Road
         Cold Spring Harbor, New York 11724

    (c)  Chairman, President and Chief
         Executive Officer of Issuer

    (d) During the past five years, Mr. Whitman has not been convicted in a criminal proceeding.

    (e) Mr. Whitman is not, and during the past five years Mr. Whitman had not been, subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violations with respect to such laws.

    (f)  United States

ITEM 3   SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

    On October 29, 1985, Mr. Whitman acquired 92,036 Shares from the Issuer in lieu of $115, 045 owing to Mr. Whitman from the Issuer pursuant to his Employment Agreement for accrued but unpaid salary and bonus for 1984 and 1985. The Board of Directors of Issuer determined that the fair market value of the Shares on October 29, 1985 was $1.25 per share, thereby resulting in the issue of 92,036 Shares.

    On March 21, 1983, Mr. Whitman acquired 300,000 Shares from the Issuer for $75,000 in cash. The source of funds for the purchase of the Shares was personal funds of Mr. Whitman, and no part of the purchase price was represented by funds or other consideration specifically borrowed or otherwise specifically obtained for the purpose of acquiring, holding, trading or voting the securities.

    Prior to the purchase referred to above, Mr. Whitman was the owner of 305,000 Shares, or 23.6% of the outstanding, of which 300,000 Shares were acquired by Mr. Whitman at the time that he became Chairman and Chief Executive Officer of the Issuer in February, 1978 with personal funds aggregating $75,000 payable in five equal installments from 1978 to 1982.

ITEM 4   PURPOSE OF TRANSACTION.

    The Shares acquired on October 29, 1985 were issued because the Board of Directors of the Issuer determined that the Issuer needed to conserve its cash resources and Mr. Whitman agreed to accept Shares at fair market value from the Issuer in payment of the monies owed to him from the Issuer.

    The Shares acquired on March 21, 1983 were purchased by Mr. Whitman as a continuing investment in the Issuer and as a means of providing additional working capital to the Issuer to enable it to continue its existence pending attempts by Mr. Whitman to acquire other businesses.

    Except as aforesaid, Mr. Whitman does not have any present plans or proposals which relate to or would result in any of the actions referred to in clauses (a) through (j) of Item 4 of Schedule 13D.

ITEM 5   INTEREST IN SECURITIES OF THE ISSUER.

    (a) Mr. Whitman owns 697,036 Shares, or approximately 36.8% of the outstanding Shares of the Issuer.

    (b) Mr. Whitman exercises the sole power to vote and the sole power to dispose of the Shares owned by him.

    (c) The only transaction involving the Shares of the Issuer by Mr. Whitman during the past 60 days was the issuance of 92,036 shares of common stock of the Issuer to Mr. Whitman described in Item 4.

ITEM 6   CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS
         WITH RESPECT TO SECURITIES OF THE ISSUER.
         --------------------------------------------------------

    Pursuant to his Employment Agreement dated as of March 10, 1978 with the Issuer, the relevant portions of which are annexed hereto as an exhibit, under certain circumstances Mr. Whitman may become entitled to options to purchase 350,000 additional Shares at a price of $.25 per Share.

ITEM 7   MATERIAL TO BE FILED AS EXHIBITS.

    Excerpt from Employment Agreement dated as of March 10, 1978 between Mr. Whitman, the Issuer ("TMC" therein) and Middleby Marshall, Inc. (the "Company" therein) relating to Mr. Whitman's conditional right to options to acquire 350,000 Shares.

                                      SIGNATURE

    After reasonable inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.


Date: November    , 1985


                                  /s/ William F. Whitman, Jr.
                                  ---------------------------
                                  William F. Whitman, Jr.

                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                     SCHEDULE 13D

                      UNDER THE SECURITIES EXCHANGE ACT OF 1934
                                  (AMENDMENT NO. 1)*

                               THE MIDDLEBY CORPORATION
--------------------------------------------------------------------------------
                                   (Name of Issuer)

                        Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
                            (Title of Class of Securities)

                                     596278-10-1
--------------------------------------------------------------------------------
                                    (CUSIP Number)

                                     James F. Ott
         The Middleby Corporation, 8300 Austin Ave., Morton Grove, IL  60053
--------------------------------------------------------------------------------
     (Name, Address and Telephone Number of Person Authorized to Receive Notices
                                 and Communications)

                                  November 9, 1987*
--------------------------------------------------------------------------------
               (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box / /.

Check the following box if a fee is being paid with the statement / /. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

NOTE. Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

* See Preliminary Note on Page 3.

                                     SCHEDULE 13D
---------------------------------                             ------------------
 CUSIP NO.    596278-10-1                                      PAGE 2 OF 5 PAGES
---------------------------------                             ------------------

--------------------------------------------------------------------------------
  1    NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

       William F. Whitman, Jr.
       ###-##-####

--------------------------------------------------------------------------------
  2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                (a) / /
                                                                        (b) /X/

--------------------------------------------------------------------------------
  3    SEC USE ONLY

--------------------------------------------------------------------------------
  4    SOURCE OF FUNDS*

       PF
--------------------------------------------------------------------------------
  5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) or 2(e)      / /

--------------------------------------------------------------------------------
  6    CITIZENSHIP OR PLACE OF ORGANIZATION

       United States
--------------------------------------------------------------------------------
                  7   SOLE VOTING POWER
                      2,047,672
  NUMBER OF      ---------------------------------------------------------------
   SHARES         8   SHARED VOTING POWER
BENEFICIALLY
  OWNED BY       ---------------------------------------------------------------
    EACH          9   SOLE DISPOSITIVE POWER
  REPORTING           2,047,672
   PERSON        ---------------------------------------------------------------
    WITH          10  SHARED DISPOSITIVE POWER

--------------------------------------------------------------------------------
 11              AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                 2,047,672
--------------------------------------------------------------------------------
 12              CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
                 SHARES*         /X/

--------------------------------------------------------------------------------
 13              PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                 37.1%
--------------------------------------------------------------------------------
 14              TYPE OF REPORTING PERSON*

                 IN
--------------------------------------------------------------------------------

                        *SEE INSTRUCTIONS BEFORE FILLING OUT!

PRELIMINARY NOTE:

    This Schedule 13D supplements and amends the previous Schedule 13D filed by Mr. Whitman in November, 1985 reporting an event dated October 29, 1985 ("1985
Schedule 13D"). The 1985 Schedule 13D reported 36.8% ownership of the registered class; this Schedule reports 37.1% ownership. The filing of this
Schedule 13D shall not be deemed an acknowledgment by Mr. Whitman that a material increase has been made in his percentage of ownership pursuant to Rule 13d-2(a).

ITEM 1   SECURITY AND ISSUER.

    Shares of Common Stock, par value $.01 per share, (the "Shares") of the Middleby Corporation (the "Company"), 8300 Austin Avenue, Morton Grove, IL 60053.

ITEM 2   IDENTITY AND BACKGROUND.

    (a)  William F. Whitman, Jr.

    (b)  8300 Austin Avenue
         Morton Grove, IL  60053

    (c)  Chairman of the Company

    (d) During the past five years, Mr. Whitman has not been convicted in a criminal proceeding.

    (e) Mr. Whitman is not, and during the past five years Mr. Whitman has not been, subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violations with respect to such laws.

    (f)  United States.

ITEM 3   SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

    On November 8, 1987, Mr. Whitman acquired 18,400 Shares of Convertible Preferred Stock of the Company using his personal funds as part of a private placement of 640,000 Shares of Convertible Preferred Stock. Each share of Preferred Stock has a stated value of $16.25 per share and is immediately convertible at $5.00 per share into 1.25 Shares of Common Stock (an aggregate of 23,000 Shares of Common Stock if converted by Mr. Whitman).

    Previous acquisitions by Mr. Whitman of beneficial ownership of the Issuer's Common Stock and the terms thereof (other than Shares acquired as a result of a 1987 stock split) are described in the 1985 Schedule 13D and the Company's definitive Proxy Statement dated May 4, 1987, which are hereby incorporated by reference.

ITEM 4   PURPOSE OF TRANSACTION.

    The Shares acquired on November 9, 1987 were acquired by Mr. Whitman as a continuing investment in the Company, and do not reflect a material change in his long-term ownership of and investment in the Company. See also Item 4 in the 1985 Schedule 13D.

    Except as aforesaid, Mr. Whitman does not have any present plans or proposals which relate to or would result in any of the actions referred to in clauses (a) through (j) of Item 4 of Schedule 13D.

ITEM 5   INTEREST IN SECURITIES OF THE ISSUER.

    (a) Mr. Whitman owns 2,047,672 Shares (including 23,000 Shares deemed owned upon conversion of preferred stock), or approximately 37.1% of the outstanding Shares of the Company.

    (b) Mr. Whitman has the sole voting and sole disposition power of the Shares described in subparagraph (a). In addition, Philip G. Putnam, a Director of the Company, is Trustee for 349,800 Shares owned by trusts for the benefit of each of Mr. Whitman's two children, and 225,000 Shares owned by a trust for the benefit of Mr. Whitman's wife. Mr. Whitman disclaims beneficial ownership of such Shares pursuant to Rule 13d-4. If such 924,600 Shares were deemed to be owned by Mr. Whitman, he would be deemed to own a total of 2,972,272 Shares, or approximately 53.8% of the outstanding Shares of the Company.

    (c) The only transaction involving the Shares of the Company by Mr. Whitman during the past 60 days was the issuance of the convertible preferred stock of the Company to Mr. Whitman described in Item 4.

    (d)  and (e): Not applicable.

ITEM 6   CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS
         WITH RESPECT TO SECURITIES OF THE ISSUER.

    Pursuant to his Employment Agreement dated as of March 10, 1978 with the Company, the relevant portions of which are annexed as an exhibit to the 1985
Schedule 13D, under certain circumstances Mr. Whitman may become entitled to options to purchase 700,000 additional Shares at a price of $.125 per Share.

ITEM 7   MATERIAL TO BE FILED AS EXHIBITS.

    Mr. Whitman incorporates by reference from the 1985 Schedule 13D the excerpt from Employment Agreement dated as of March 10, 1978 between Mr. Whitman, the Issuer ("TMC" therein) and Middleby Marshall, Inc. (the "Company" therein) relating to Mr. Whitman's conditional right to options to acquire 700,000 Shares.

                                      SIGNATURE

    After reasonable inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date:  January 18, 1988


                                  /s/ William F. Whitman, Jr.
                                  ------------------------------
                                  William F. Whitman, Jr.

                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                     SCHEDULE 13D

                      UNDER THE SECURITIES EXCHANGE ACT OF 1934
                                  (AMENDMENT NO. 2)*

                               THE MIDDLEBY CORPORATION
--------------------------------------------------------------------------------
                                   (Name of Issuer)

                        Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
                            (Title of Class of Securities)

                                     596278-10-1
--------------------------------------------------------------------------------
                                    (CUSIP Number)

                                     James F. Ott
      The Middleby Corporation, 8300 Austin Ave., Morton Grove, IL  60053
--------------------------------------------------------------------------------
      (Name, Address and Telephone Number of Person Authorized to Receive Notice
                                 and Communications)

                                     March 8, 1988
--------------------------------------------------------------------------------
               (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box / /.

Check the following box if a fee is being paid with the statement / /. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

NOTE. Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                     SCHEDULE 13D

----------------------------------                            ------------------
 CUSIP NO.     596278-10-1                                     PAGE 2 OF 5 PAGES
----------------------------------                            ------------------

--------------------------------------------------------------------------------
  1    NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

       William F. Whitman, Jr.
       ###-##-####

--------------------------------------------------------------------------------
  2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                (a) / /
                                                                        (b) /X/

--------------------------------------------------------------------------------
  3    SEC USE ONLY

--------------------------------------------------------------------------------
  4    SOURCE OF FUNDS*

       PF
--------------------------------------------------------------------------------
  5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) or 2(e)      / /

--------------------------------------------------------------------------------
  6    CITIZENSHIP OR PLACE OF ORGANIZATION

       United States
--------------------------------------------------------------------------------
  NUMBER OF       7   SOLE VOTING POWER
   SHARES             2,257,672
BENEFICIALLY     ---------------------------------------------------------------
  OWNED BY        8   SHARED VOTING POWER
    EACH
 REPORTING       ---------------------------------------------------------------
   PERSON         9   SOLE DISPOSITIVE POWER
    WITH              2,257,672
                 ---------------------------------------------------------------
                  10  SHARED DISPOSITIVE POWER

--------------------------------------------------------------------------------
 11              AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                 2,257,672
--------------------------------------------------------------------------------
 12              CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
                 SHARES*         / /

--------------------------------------------------------------------------------
 13              PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                 34.7%
--------------------------------------------------------------------------------
 14              TYPE OF REPORTING PERSON*

                 IN
--------------------------------------------------------------------------------

                        *SEE INSTRUCTIONS BEFORE FILLING OUT!

ITEM 1   SECURITY AND ISSUER.

    Shares of Common Stock, par value $.01 per share, (the "Shares") of the Middleby Corporation (the "Company"), 8300 Austin Avenue, Morton Grove, IL 60053.

ITEM 2   IDENTITY AND BACKGROUND.

    (a)  William F. Whitman, Jr.

    (b)  8300 Austin Avenue
         Morton Grove, IL  60053

    (c)  Chairman of the Company

    (d) During the past five years, Mr. Whitman has not been convicted in a criminal proceeding.

    (e) Mr. Whitman is not, and during the past five years Mr. Whitman has not been, subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violations with respect to such laws.

    (f)  United States.


ITEM 3   SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

    On March 8, 1988, Mr. Whitman received 210,000 shares of the Company's Common Stock in partial consideration of his retirement of certain contingent stock option rights granted in Mr. Whitman's 1978 Employment Agreement ("1978 Rights"). Mr. Whitman's retirement of the 1978 Rights to purchase 700,000 shares at $0.125 per share was valued at $2,000,000 and was accepted by the Company's Board of Directors in exchange for the 210,000 shares (at a value of $5.00 per share) and a cash payment of $950,000. The relevant terms of the 1978 Rights, which were subject to certain contingencies, are discussed in, and attached as an exhibit to, a Schedule 13D filed by Mr. Whitman in November, 1985, reporting an event dated October 29, 1985 ("1985 Schedule 13D").

ITEM 4   PURPOSE OF TRANSACTION.

    The Shares acquired on March 8, 1988 were acquired, by Mr. Whitman pursuant to his retirement of the 1978 Rights (see Item 3), represent a continuing investment in the Company, and do not reflect a material change in his long-term ownership of and investment in the Company. See also Item 4 in the 1985
Schedule 13D.

    Except as aforesaid, Mr. Whitman does not have any present plans or proposals which relate to or would result in any of the actions referred to in clauses (a) through (j) of Item 4 of Schedule 13D.

ITEM 5   INTEREST IN SECURITIES OF THE ISSUER.

    (a) Mr. Whitman owns 2,257,672 Shares (including 23,000 Shares deemed owned upon conversion of preferred stock), or approximately 34.7% of the outstanding Shares of the Company.

    (b) Mr. Whitman has the sole voting and sole disposition power of the Shares described in subparagraph (a). In addition, Philip G. Putnam, a Director of the Company, is trustee for 349,800 Shares owned by trusts for the benefit of each of Mr. Whitman's two children, and 225,000 Shares owned by a trust for the benefit of Mr. Whitman's wife. Mr. Whitman disclaims beneficial ownership of such Shares pursuant to Rule 13d-4. If such 924,600 Shares were deemed to be owned by Mr. Whitman, he would be deemed to own a total of 3,182,272 Shares, or approximately 48.9% of the outstanding Shares of the Company.

    (c) The only transaction involving the Shares of the Company by Mr. Whitman during the past 60 days was the acquisition of Shares described in
Item 4.

    (d)  and (e): Not applicable.

Item 6   CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS
         WITH RESPECT TO SECURITIES OF THE ISSUER.

    Not applicable.

ITEM 7   MATERIAL TO BE FILED AS EXHIBITS.

    Not applicable.

                                      SIGNATURE

    After reasonable inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date:  March ___, 1988


                             /s/ William F. Whitman, Jr.
                             ------------------------------
                             William F. Whitman, Jr.

                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                     SCHEDULE 13D

                      UNDER THE SECURITIES EXCHANGE ACT OF 1934
                                  (AMENDMENT NO. 3)*

                               THE MIDDLEBY CORPORATION
--------------------------------------------------------------------------------
                                   (Name of Issuer)

                        Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
                            (Title of Class of Securities)

                                     596278-10-1
--------------------------------------------------------------------------------
                                    (CUSIP Number)

                                     James F. Ott
                O'Hare International Center, 10255 West Higgins Road,
                   Suite 800, Rosemont, IL  60018 (708) 391-5955
--------------------------------------------------------------------------------
     (Name, Address and Telephone Number of Person Authorized to Receive Notices
                                 and Communications)

                                   January 2, 1991
--------------------------------------------------------------------------------
               (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box / /.

Check the following box if a fee is being paid with the statement / /. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

NOTE. Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                     SCHEDULE 13D


---------------------------------                             ------------------
 CUSIP NO.    596278-10-1                                      PAGE 2 OF 7 PAGES
---------------------------------                             ------------------

--------------------------------------------------------------------------------
  1    NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

       William F. Whitman, Jr.
       ###-##-####

--------------------------------------------------------------------------------
  2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                (a) / /
                                                                        (b) /X/

--------------------------------------------------------------------------------
  3    SEC USE ONLY

--------------------------------------------------------------------------------
  4    SOURCE OF FUNDS*

       Not Applicable
--------------------------------------------------------------------------------
  5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) or 2(e)      / /

--------------------------------------------------------------------------------
  6    CITIZENSHIP OR PLACE OF ORGANIZATION

       U.S.A.
--------------------------------------------------------------------------------
  NUMBER OF       7   SOLE VOTING POWER
   SHARES             2,215,271
BENEFICIALLY     ---------------------------------------------------------------
  OWNED BY        8   SHARED VOTING POWER
    EACH
  REPORTING      ---------------------------------------------------------------
   PERSON         9   SOLE DISPOSITIVE POWER
    WITH              2,215,271
                 ---------------------------------------------------------------
                  10  SHARED DISPOSITIVE POWER

--------------------------------------------------------------------------------
 11              AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                 2,215,271
--------------------------------------------------------------------------------
 12              CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
                 SHARES*         /X/

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 13              PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                 26.6%
--------------------------------------------------------------------------------
 14              TYPE OF REPORTING PERSON*

                 IN
--------------------------------------------------------------------------------

                        *SEE INSTRUCTIONS BEFORE FILLING OUT!

PRELIMINARY NOTE:

    This Schedule 13D supplements and amends the previous Schedule 13D filed by Mr. William F. Whitman, Jr. in November 18, 1985 (the "1985 Schedule 13D"), as amended on Schedule 13D filed on January 22, 1988 ("Amendment No. 1") and
Schedule 13D filed on March 18, 1988 ("Amendment No. 2"). On Amendment No. 2, Mr. Whitman reported 34.7% beneficial ownership.

ITEM 1   SECURITY AND ISSUER.

    The title of the class of equity securities to which this Amendment No. 3 on the Schedule 13D relates is the Common Stock, par value $0.01 per share (the "Shares") of The Middleby Corporation ("the Company"). The address of the principal executive offices of the Company is O'Hare International Center, 10255 West Higgins Road, Suite 800, Rosemont, IL 60018.

ITEM 2   IDENTITY AND BACKGROUND.

    (a)  Name:  William F. Whitman, Jr.

    (b) Business Address: Mr. Whitman's business address is c/o The Middleby Corporation, O'Hare International Center, 10255 West Higgins Road, Suite 800, Rosemont, IL 60018.

    (c) Mr. Whitman is Chairman of the Company. The Company's principal business is the manufacturing and sale of foodservice equipment.

    (d) During the past five years, Mr. Whitman has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

    (e) During the last five years, Mr. Whitman has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

    (f)  Citizenship:  U.S.A.

ITEM 3   SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

    On January 2, 1991, Mr. Whitman gifted 600,000 Shares previously owned directly by him to two newly created trusts established for the benefit of his children (the "1990 Trusts"). 300,000 Shares were gifted to each of these newly created trusts. Richard W. Lowry is the sole


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

trustee of each of these trusts, with sole power to vote and dispose of the Shares. Shares are held by the 1990 Trusts as follows:

                            NAME                    NUMBER OF SHARES
                            ----                    ----------------

           Richard W. Lowry, Trustee
           U/T/A dated 12-20-90
           F/B/O W. Fifield Whitman, III                 300,000

           Richard W. Lowry, Trustee
           U/T/A dated 12-20-90
           F/B/O Laura B. Whitman                        300,000
                                                         -------
                                            Total:       600,000

    PRIOR TRANSACTIONS. Since the filing of Amendment No. 2, the following transactions have occurred:

    On May 11, 1988, Mr. Whitman acquired 558,668 Shares as a result of a 25% stock dividend declared by the Company.

    On February 28, 1989, Mr. Whitman's 18,400 shares of the Company's convertible preferred stock were converted into 28,750 Shares.

    On April 4, 1989, Mr. Whitman disposed of 25,000 Shares in an open market sale at a price of $9.25 per Share. On March 29 and 30, 1990, Mr. Whitman acquired 14,700 Shares in open market purchases at a price of $3.00 per Share and on March 30, 1990, Mr. Whitman acquired an additional 5,300 Shares in open market purchases at a price of $3.25 per Share. On November 2, 1990, 18,181 Shares were acquired by Mr. Whitman at $1.375 per Share in a private purchase from the Company.

    The prior acquisitions of Shares by Mr. Whitman in the private or open market purchases described above were made with personal funds, and no part of the purchase price was represented by funds or other consideration specifically borrowed or otherwise specifically obtained for the purpose of acquiring, holding, trading or voting securities.

ITEM 4   PURPOSE OF TRANSACTION.

    The 1990 Trusts described in Item 3 were created for donative and estate planning purposes. The Shares gifted to the 1990 Trusts will be held for investment purposes only in accordance with the terms of the governing instruments and not for the purpose of effecting any change in the management and control of the Company.

    The prior transactions involving Mr. Whitman described in Item 3 reflect Mr. Whitman's continuing investment in Shares of the Company and do not reflect a material change in such investment. See the 1985 Schedule 13D. Mr. Whitman may, in the future, purchase, additional Shares or dispose of Shares by sale, gift or otherwise.

    Mr. Whitman does not have any present plans or proposals which relate to or would result in any of the actions referred to in clauses (a) through (j) of
Item 4 of Schedule 13D. Mr. Whitman reserves the right to adopt any such plans or proposals in the future.

ITEM 5   INTEREST IN SECURITIES OF THE ISSUER.

    (a) Mr. Whitman directly owns 2,215,271 Shares or approximately 26.6% of the outstanding Shares of the Company.

    (b) Mr. Whitman has the sole power to vote and dispose of the 2,215,271 Shares described in (a) above.

    In addition, Richard W. Lowry holds 600,000 Shares as trustee of the 1990 Trusts as follows:

                             NAME                    NUMBER OF SHARES
                             ----                    ----------------

           Richard W. Lowry, Trustee
           U/T/A dated 12-20-90
           F/B/O W. Fifield Whitman, III                 300,000

           Richard W. Lowry, Trustee
           U/T/A dated 12-20-90
           F/B/O Laura B. Whitman                        300,000
                                                         -------
                                             Total:      600,000


    Mr. Lowry also holds a total of 1,155,750 Shares as trustee of the following trusts (hereinafter referred to collectively as the "1978 Trusts") established by Mr. Whitman for the benefit of Mr. Whitman's wife, Barbara K. Whitman, and Mr. Whitman's two children, Laura B. Whitman and William F. Whitman
III:

                            NAME                    NUMBER OF SHARES
                            ----                    ----------------

           Richard W. Lowry, Trustee
           U/T/A dated 4-18-78
           F/B/O Barbara K. Whitman                      281,250

           Richard W. Lowry, Trustee
           U/T/A dated 4-18-78
           F/B/O Laura B. Whitman                        437,250
           Richard W. Lowry, Trustee
           U/T/A dated 4-18-78
           F/B/O William F. Whitman III                  437,250
                                                         -------

                                            Total:     1,155,750

    Mr. Lowry has sole power to vote and to dispose of the Shares owned by the 1990 and 1978 Trusts and is reporting such Shares on a separate Schedule 13D.

    Also, Laura B. Whitman, the adult daughter of Mr. Whitman who shares the same home as Mr. Whitman, directly owns 10,000 Shares, and W. Fifield Whitman, the adult son of Mr. Whitman who shares the same home as Mr. Whitman, directly owns 10,000 Shares. Mr. Whitman has no power to vote or dispose of the Shares owned by his adult children.

    Pursuant to Rule 13d-4, Mr. Whitman disclaims beneficial ownership of the 600,000 Shares owned by the 1990 Trusts, the 1,155,750 Shares owned by the 1978 Trusts and the 20,000 Shares owned by his adult daughter and son. If such 1,755,750 Shares were deemed to be owned by Mr. Whitman, he would be deemed to own a total of 3,991,021 Shares, or approximately 48.0% of the outstanding Shares of the Company.

    (c) The only transaction involving the Shares of the Company by Mr. Whitman during the past 60 days was the acquisition by Mr. Whitman on November 2, 1990 of 18,181 Shares at $1.375 per Share in a private purchase from the Company. See Item 3.

    (d)  and (e): Not applicable.

ITEM 6   CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS
         WITH RESPECT TO SECURITIES OF THE ISSUER.

    Not applicable.

ITEM 7   MATERIAL TO BE FILED AS EXHIBITS.

    None.

                                      SIGNATURE

    After reasonable inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date:  January 10, 1991


                                   /s/ William F. Whitman, Jr.
                                  ------------------------------------------
                                  William F. Whitman, Jr.


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